UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 16, 2021

ORGANOGENESIS HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Dan Road Canton, MA	02021
(Address of principal executive offices)	(Zip Code)

(781) 575-0775

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ORGO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2021, Organogenesis Holdings Inc. (the “Company”) announced that David C. Francisco, age 55, became the Company’s Chief Financial Officer, effective February 15, 2021. Prior to joining the Company, Mr. Francisco spent the prior 20 years at PerkinElmer, Inc. From 2016 until February 2021 he was Vice President and Treasurer of PerkinElmer. Mr. Francisco also served as interim Chief Financial Officer of PerkinElmer’s Discovery and Analytical Sciences segment for part of 2017. From 2014 until 2016 he served as Vice President and Treasurer of PerkinElmer, as a Financial and Planning Analysis leader at PerkinElmer and as Chief Financial Officer of PerkinElmer’s Human Health business. Mr. Francisco holds an M.B.A. in Finance from Bentley College and a B.S. in Industrial Engineering & Operations Research from the University of Massachusetts, Amherst.

The Company entered into an offer letter with Mr. Francisco on January 15, 2021, which sets forth the terms of his at-will employment. Mr. Francisco has an annual base salary of $375,000. He will be eligible for an annual target bonus of 50% of his base salary as of the end of each fiscal year and also will participate in the Company’s employee benefit plans. The Company is paying Mr. Francisco a $50,000 signing bonus. On February 15, 2021, the Company’s board of directors awarded Mr. Francisco (a) an option to purchase 43,239 shares of the Company’s Class A common stock at an exercise price of $12.74 per share and (b) restricted stock units for 5,396 shares of the Company’s Class A common stock. Subject to his continued employment, the option and restricted stock units will fully vest on February 15, 2022. The description of the offer letter contained herein is qualified in its entirety by reference to the full text of the offer letter, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

In connection with the hiring of Mr. Francisco, Henry Hagopian ceased to be the Company’s interim Chief Financial Officer on February 15, 2021. Mr. Hagopian will serve as the Company’s Senior Vice President of Finance and Treasurer.

The Company issued a press release on February 16, 2021 announcing Mr. Francisco’s hiring, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

10.1	Offer Letter dated January 15, 2021 between Organogenesis Holdings Inc. and David C. Francisco

99.1	Press release dated February 16, 2021, entitled “Organogenesis Appoints David C. Francisco as Chief Financial Officer”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organogenesis Holdings Inc.

By:	/s/ Lori Freedman
Name:	Lori Freedman
Title:	Vice President and General Counsel

Date: February 16, 2021